UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21876
                                                    ----------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 241-4141
                                                          ---------------

                       Date of fiscal year end: OCTOBER 31
                                               -----------

                   Date of reporting period: OCTOBER 31, 2006
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


--------------------------------------------------------------------------------
                   FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME
                                      FUND
                                 ANNUAL REPORT
                FOR THE PERIOD JUNE 20, 2006 TO OCTOBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------
             FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND (FPI)
                                  ANNUAL REPORT
                                OCTOBER 31, 2006

 Shareholder Letter........................................................    1
 Portfolio Commentary......................................................    2
 Portfolio Components......................................................    4
 Portfolio of Investments..................................................    5
 Statement of Assets and Liabilities.......................................    7
 Statement of Operations...................................................    8
 Statement of Changes in Net Assets........................................    9
 Financial Highlights......................................................   10
 Notes to Financial Statements.............................................   11
 Report of Independent Registered Public Accounting Firm...................   16
 Additional Information....................................................   17
     Dividend Reinvestment Plan
     Proxy Voting Policies and Procedures
     Portfolio Holdings
     Tax Information
     By-Law Amendments
     Advisory and Sub-Advisory Agreements
 Board of Trustees and Officers............................................   20



                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Tax-Advantage Preferred Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Stonebridge and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the letter from the Fund's President, James A. Bowen, together with the portfolio commentary by the portfolio management team at the Fund's Sub-Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Bowen and personnel of the Advisor and Stonebridge are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. Of course, the risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND (FPI)
                                  ANNUAL REPORT
                                OCTOBER 31, 2006

Dear Shareholders:

We are pleased to present you with the initial annual report of First Trust Tax-Advantaged Preferred Income Fund (American Stock Exchange Symbol: FPI), which commenced trading on June 27, 2006 on the American Stock Exchange. The Fund's primary investment objective is to seek current income. As a secondary investment objective, the Fund seeks preservation of capital. The Fund intends to achieve its investment objectives by investing in securities that the Sub-Advisor believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund.

Since FPI's inception in June, the Treasury market rallied, resulting in an inverted yield curve. This created a challenging environment for FPI to get fully invested at attractive yields. Due to its high cash position, the Fund's performance lagged that of longer-term fixed-income securities during the market rally. The Fund is now fully invested and we believe that it is well-positioned for a flat to inverted yield curve over the near term.

First Trust is the investment advisor of the Fund. First Trust managed or supervised approximately $27.5 billion in assets as of October 31, 2006. The Sub-Advisor is a niche asset management firm that provides highly specialized expertise in the management of preferred securities. The Sub-Advisor was formed in December 2004 and served as investment advisor or portfolio manager to investment portfolios with approximately $373 million in assets which it managed or supervised as of October 31, 2006.

For a discussion of the specific market conditions that affected the Fund and how the Fund performed, please review the portfolio commentary found on the following pages. We thank you for your investment in First Trust Tax-Advantaged Preferred Income Fund and remain dedicated to assisting you in achieving your financial goals.

Sincerely,

/S/ JAMES A. BOWEN
James A. Bowen
President of First Trust Tax-Advantaged Preferred Income Fund
December 18, 2006

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

OVERVIEW:

First Trust Tax-Advantaged Preferred Income Fund commenced trading on the American Stock Exchange on June 27, 2006 under the ticker symbol "FPI". The initial offering price of the Fund was $20.00 per share, and the net asset value ("NAV") at inception was $19.10. The Fund's initial quarterly dividend was $0.375 and was paid on September 30, 2006. This translates to a 7.81% annualized distribution rate based on the market price as of October 31, 2006. FPI traded at a 1.6% discount to NAV on October 31, 2006.

PERFORMANCE:

The Fund posted a market price total return of -2.1% and a NAV total return of 4.3% for the fiscal period ended October 31, 2006. Over the fiscal period of June 20 through October 31, 2006, the Merrill Lynch DRD Preferred Index returned 7.6% and the Merrill Lynch Floating Rate Preferred Index returned 3.8%.

Although the Fund return for the fiscal period was good on an absolute basis, when comparing to the benchmarks, the time to become fully invested and the introduction of the leverage hindered our relative returns. Also contributing to the negative relative performance was the difficulty in locating and closing investments in private preferred securities which normally have higher yields. Tax-advantaged preferred securities are an asset class with a market cap in the $100 billion range, which is significantly smaller in size compared to the municipal bonds, corporate bonds and Treasury markets. Given that it is a small niche market, the period of time to become fully invested generally takes much longer than investing in the other asset classes, somewhere between 60 to 90 days on average. During the period from June 27 through October 31, 2006, interest rates rallied across the yield curve, which caused some price appreciation in all fixed-income markets, including preferreds. Given our high cash position during this period, the Fund's performance lagged that of longer-term fixed-income securities. The proceeds from the leverage were not available for investment until September 15, 2006, leading to additional relative underperformance versus the Merrill Lynch DRD Preferred Index. Interest rates had already made the majority of the decline, which meant that the Fund was investing the proceeds of the leverage at much lower yields and after preferred prices already rallied.

The Fund is now fully invested, including the leverage portion, so performance versus the benchmarks will have the same market factors impacting returns. Going forward, this will result in a more meaningful comparison of the Fund performance to that of the benchmarks.

INVESTMENT STRATEGY:

The Fund's primary investment objective is to seek current income, with a secondary objective of capital preservation. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in tax-advantaged preferred securities, eligible to pay dividends that qualify for favorable Federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund. This treatment is characterized as Qualified Dividend Income to individuals. It is anticipated that over 50% of the income will also qualify for the Dividend Received Deduction ("DRD"), which allows corporations to be entitled to a 70% DRD with respect to a portion of the dividends received from the Fund.

The portfolio is made up of both floating-rate and fixed-rate preferred securities with an average credit rating of BBB+ on October 31, 2006 as measured by Moody's Investors Service. Since inception, the Fund has had difficulty finding private preferred securities, however, the goal is to purchase some lower-rated private preferred securities that will increase the portfolio yield while having the effect of lowering the weighted-average credit rating to approximately BBB. A portion of these private preferred securities are anticipated to be floating-rate issues. The Fund strategy is to carry a percentage of floating-rate issues to match the leverage of approximately 28%, thus helping to offset the risk of leverage costs increasing and cutting into the Fund's yield.

MARKET AND ECONOMIC OVERVIEW:

New issuance in hybrid preferred securities has picked up significantly during 2006, with an expected total of over $60 billion for the year. This is about 30% more than the average of the previous five years. The tax-advantaged portion has also experienced a meaningful increase, thus allowing for better diversification and more opportunities to add value by trading the portfolio. Part of the new tax-advantaged issuance has come in the form of floating-rate securities. The dividend on these floating-rate securities generally changes every 90 days based on a spread to the three-month LIBOR. Additionally, the portfolio has some protection from declining short-term rates because these floaters have a floor built in that prevents the yield from going below a certain level. For public floaters the floor is between 3-4% and for private preferred securities the floor is around 6%. We believe that having these structures available allows us to manage the duration of the portfolio based on our forecast of the yield curve.

Since FPI's inception at the end of June 2006, the Treasury market has rallied, sending yields on the ten-year Treasury Note down 62 basis points (bps) to 4.62% and the thirty-year Treasury Bond down 58 bps, to 4.70%. The two-year Treasury Note declined by 50 bps, inverting the already flat yield curve and creating a challenging environment for FPI to get fully invested at attractive yields. We anticipate that the rates will remain in a tight range through year-end and that the yield curve will remain inverted. Current economic data suggests that the Federal Reserve Board is close to or at the end of the rate tightening cycle. Gross Domestic Product growth slowed to 2.9% year-over-year in the third quarter of 2006, down from 3.5% in the second quarter of 2006. The housing market and commodity prices have cooled, adding to the signs of an economic slowdown. Conversely, the year-over-year increase in October Core Consumer Price Index (although declining 0.2% from the previous report) was +2.7%, suggesting that inflationary pressures still exist. Furthermore,

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

third quarter 2006 corporate earnings across sectors were very robust, sending mixed signals on the direction of the economy. Taking all indicators into consideration, we anticipate that the Federal Reserve Board will reverse their stance sometime during the first half of 2007 and begin lowering rates as the economy begins to fully reflect the slowing effects of the rate tightening.

OUTLOOK:

Looking ahead, the Fund portfolio is positioned for a flat to slightly inverted yield curve over the near term and lower short-term rates by the middle of 2007. The Sub-Advisor will continue to add value to the Fund's performance through security selection and taking advantage of market inefficiencies. A top priority for the investment team at Stonebridge is to find the right private placement preferred securities to fit into the portfolio. Although these private preferred securities have proven to be difficult to find on a timely basis and may continue to be difficult to find, due in part to the small block sizes the Fund can purchase, the risk-adjusted yield pick up they would bring to the Fund should be worth the wait.

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
PORTFOLIO COMPONENTS+
OCTOBER 31, 2006

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS

Canadian Income Trusts               9.1%
Capital Markets                      3.2%
Commercial Banks                    34.6%
Diversified Financial Services      12.5%
Electric Utilities                   5.3%
Gas Utilities                        0.7%
Insurance                           19.5%
Oil, Gas & Consumable Fuels          3.3%
Thrifts & Mortgage Finance           8.5%
Trading Companies & Distributors     3.3%

   + Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets.

Page 4                 See Notes to Financial Statements.

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2006

                                                                     MARKET
   SHARES                   DESCRIPTION                               VALUE
----------   ---------------------------------------------       ---------------

PREFERRED SECURITIES - 121.7%

           CAPITAL MARKETS - 4.3%
    20,100 Lehman Brothers Holdings, Inc., Series G, 6.07% +....... $    517,575
    20,000 Merrill Lynch & Company, Series H, 6.05% +..............      515,400
    58,000 Merrill Lynch Preferred Capital Trust, Series G, 6.15%+.    1,500,460
                                                                    ------------
                                                                       2,533,435
                                                                    ------------

           COMMERCIAL BANKS - 46.3%
    19,700 Abbey National PLC, Series B, 7.38%.....................      511,018
   150,000 ABN Amro Capital Fund Trust V, Series E, 5.90%..........    3,619,500
    24,000 Banco Santander Central Hispano SA, Series 1, 6.41%.....      612,480
   140,000 Barclays Bank PLC, Series 2, 6.63%......................    3,655,400
    93,000 Deutsche Bank Capital Funding Trust VIII, 6.38% *.......    2,371,500
   150,000 HSBC Holdings PLC, Series A, 6.20%......................    3,771,000
     7,900 Royal Bank of Scotland PLC, Series M, 6.40%.............      201,924
    82,300 Royal Bank of Scotland PLC, Series N, 6.35%.............    2,092,889
    50,000 Royal Bank of Scotland PLC, Series Q, 6.75%.............    1,312,500
   100,000 Santander Finance Preferred SA Unipersonal, 6.80% ***...    2,500,000
   135,000 SunTrust Banks, Series A, 5.92% +.......................    3,513,375
   101,400 U.S. Bancorp, Series B, 5.97%...........................    2,676,960
                                                                    ------------
                                                                      26,838,546
                                                                    ------------

           DIVERSIFIED FINANCIAL SERVICES - 16.7%
    40,000 Bank of America Corp., Series D, 6.20%..................    1,035,600
   100,000 Bank of America Corp., Series E, 5.72% *+...............    2,500,000
    40,000 CIT Group Inc., Series A, 6.35%.........................    1,040,800
    40,000 Citigroup Inc., Series M, 5.86%.........................    2,026,000
   104,000 ING Groep NV, 6.13%.....................................    2,597,920
    20,000 ING Groep NV, 7.05%.....................................      509,600
                                                                    ------------
                                                                       9,709,920
                                                                    ------------

           ELECTRIC UTILITIES - 7.1%
    80,000 PPL Electric Utilities Corp., 6.25%.....................    2,067,504
    10,000 Southern California Edison Company, 6.13%...............    1,017,813
    10,000 Southern California Edison Company, Series C, 6.00%.....    1,015,313
                                                                    ------------
                                                                       4,100,630
                                                                    ------------

           GAS UTILITIES - 0.9%
    20,000 Southern Union Company, 7.55%                                 522,400
                                                                    ------------

           INSURANCE - 26.1%
    90,000 Aegon NV, 6.88%*........................................    2,336,400
    85,000 Arch Capital Group Ltd., Series B, 7.88%................    2,181,100
   115,000 Axis Capital Holdings Ltd., Series A, 7.25%.............    2,938,250
    80,000 Endurance Specialty Holdings Ltd., Series A, 7.75%......    2,048,000
    13,500 Prudential PLC, 6.50%...................................      343,575
    47,137 Renaissancere Holdings Ltd., Series A, 8.10%............    1,197,751
    40,000 Renaissancere Holdings Ltd., Series B, 7.30%............    1,040,000
   120,000 XL Capital Ltd., Series B, 7.63%........................    3,055,200
                                                                    ------------
                                                                      15,140,276
                                                                    ------------

           OIL, GAS & CONSUMABLE FUELS - 4.5%
   100,000 GMX Resources Inc., Series B, 9.25%.....................    2,605,000
                                                                    ------------

                       See Notes to Financial Statements.                 Page 5

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
OCTOBER 31, 2006

                                                                     MARKET
   SHARES                   DESCRIPTION                               VALUE
----------   ---------------------------------------------       ---------------

PREFERRED SECURITIES - CONTINUED

           THRIFTS & MORTGAGE FINANCE - 11.4%
    40,000 Franklin Bank Corp., Series A, 7.50%.................... $ 1,020,000
    40,000 Freddie Mac, Series U, 5.90% *..........................   1,024,400
    40,000 Freddie Mac, Series S, 5.87% +..........................   2,200,000
    10,000 Freddie Mac, Series T, 6.42%............................     535,700
    67,100 Sovereign Bancorp, Inc., Series C, 7.30%................   1,817,739
                                                                    -----------
                                                                      6,597,839
                                                                    -----------

           TRADING COMPANIES & DISTRIBUTORS - 4.4%
   250,400 Willis Lease Finance Corp., Series A, 9.00%.............   2,541,560
                                                                    -----------

           TOTAL PREFERRED SECURITIES..............................  70,589,606
                                                                    -----------
           (Cost $68,929,039)

CANADIAN INCOME TRUSTS - 12.1%
   110,000 Atlantic Power Corp., IPS...............................   1,047,152
    78,000 Boralex Power Income Fund...............................     716,820
   119,500 CanWest MediaWorks Income Fund..........................     835,367
    60,000 Crescent Point Energy Trust.............................   1,080,369
    18,500 Telus Corp..............................................   1,061,160
   115,000 Teranet Income Fund.....................................   1,080,413
    90,000 Yellow Pages Income Fund................................   1,211,808
                                                                    -----------

           TOTAL CANADIAN INCOME TRUSTS............................   7,033,089
                                                                    -----------
           (Cost $6,984,359)

           TOTAL INVESTMENTS - 133.8%..............................  77,622,695
                                                                    -----------
           (Cost $75,913,398)**

           NET OTHER ASSETS & LIABILITIES - 4.1%...................   2,361,994
                                                                    -----------

           AUCTION PREFERRED SHARES, AT LIQUIDATION VALUE - (37.9)% (22,000,000)
                                                                    -----------
           NET ASSETS - 100.0% .................................... $57,984,689
                                                                    ===========

-----------------------------------------------------
       * As of October 31, 2006, this security has not paid a distribution to the Fund.
      **   Aggregate cost for federal income tax purposes is $75,914,005.
     *** Security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. At October 31, 2006, this security was valued at $2,500,000, or 4.31% of net assets (Note 2D).
       + Variable rate security. The interest rate shown reflects the rate in effect at October 31, 2006.
     IPS   Income Participating Securities

SCHEDULE OF FOREIGN CURRENCY FUTURES CONTRACTS

                                                                                                   UNREALIZED
NUMBER OF                                                                                         APPRECIATION/
CONTRACTS                               DESCRIPTION                               VALUE          (DEPRECIATION)
--------------     ------------------------------------------------------     -------------     -----------------
FUTURES CONTRACTS - SHORT POSITION
      28           Canadian Dollar December 2006.........................       $  2,499,560     $       2,500
      28           Canadian Dollar March 2007............................          2,506,560           (35,000)
                                                                                ------------     -------------
                                                                                $  5,006,120     $     (32,500)
                                                                                ============     =============

Page 6                 See Notes to Financial Statements.

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS:
Investments, at value
   (Cost $75,913,398).............................................. $ 77,622,695
Cash...............................................................    4,140,493
Cash segregated as collateral for open futures contracts...........      150,000
Prepaid expenses...................................................       13,426
Receivables:
     Investment securities sold....................................    5,319,337
     Dividends and interest........................................      220,329
                                                                    ------------
        Total Assets...............................................   87,466,280
                                                                    ------------

LIABILITIES:
Payables:
     Investment securities purchased...............................    7,022,772
     Offering costs................................................      285,797
     Audit and legal fees..........................................       43,916
     Investment advisory fees......................................       43,910
     Variation margin..............................................       32,500
     Printing fees.................................................       31,932
     Administrative fees...........................................        8,333
     Accumulated unpaid dividends on Auction Preferred Shares......        2,597
     Custodian fees................................................        1,702
     Transfer agent fees...........................................        3,883
     Trustees' fees and expenses...................................        3,333
Accrued expenses...................................................          916
                                                                    ------------
        Total Liabilities..........................................    7,481,591
                                                                    ------------
NET ASSETS INCLUDING AUCTION PREFERRED SHARES...................... $ 79,984,689
                                                                    ------------
AUCTION PREFERRED SHARES:
($0.01 par value, 880 shares issued with liquidation
preference of $25,000 per share, unlimited number of
Auction Preferred Shares has been authorized)......................   22,000,000
                                                                    ------------
NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS)..................... $ 57,984,689
                                                                    ============
NET ASSETS CONSIST OF:
Accumulated net investment loss.................................... $    (2,597)
Accumulated net realized gain on investments sold..................      112,004
Net unrealized appreciation of investments.........................    1,676,588
Par value..........................................................       29,707
Paid-in capital....................................................   56,168,987
                                                                    ------------
        Net Assets (Applicable to Common Shareholders)............. $ 57,984,689
                                                                    ============
NET ASSET VALUE, applicable to Common Shares outstanding
   (par value $0.01 per Common Share).............................. $      19.52
                                                                    ============
Number of Common Shares outstanding (unlimited number
of Common Shares has been authorized)..............................    2,970,712
                                                                    ============

                       See Notes to Financial Statements.                 Page 7

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2006*

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $24,986)......................................................      $  1,267,949
Interest...................................................................................................           196,317
                                                                                                                 ------------
   Total investment income.................................................................................         1,464,266
                                                                                                                 ------------
EXPENSES:
Investment advisory fees...................................................................................           226,032
Audit and legal fees.......................................................................................            55,551
Administration fees........................................................................................            34,166
Printing fees..............................................................................................            32,055
Trustees' fees and expenses................................................................................            13,394
Transfer agent fees........................................................................................            19,414
Custodian fees.............................................................................................             6,809
Auction Preferred Shares commission fees...................................................................             6,595
Interest and fees on outstanding loan payable..............................................................               703
Other......................................................................................................             7,117
                                                                                                                 ------------
   Total expenses..........................................................................................           401,836
   Fees waived by the investment advisor...................................................................           (79,111)
                                                                                                                 ------------
Net expenses...............................................................................................           322,725
                                                                                                                 ------------
NET INVESTMENT INCOME......................................................................................         1,141,541
                                                                                                                 ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS
   AND FOREIGN CURRENCIES:
 Net realized gain/(loss) on:
   Investments.............................................................................................           208,837
   Foreign currencies......................................................................................            (2,479)
                                                                                                                 ------------
 Net realized gain on investments and foreign currencies during the period.................................           206,358
                                                                                                                 ------------
 Net change in unrealized appreciation/(depreciation) of:
   Investments.............................................................................................         1,709,297
   Futures contracts.......................................................................................           (32,500)
   Foreign currencies......................................................................................              (209)
                                                                                                                 ------------
 Net change in unrealized appreciation/(depreciation) of investments, futures contracts and foreign
   currencies during the period............................................................................         1,676,588
                                                                                                                 ------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS
   AND FOREIGN CURRENCIES..................................................................................         1,882,946
                                                                                                                 ------------
 AUCTION PREFERRED SHARE DIVIDENDS.........................................................................          (126,528)
                                                                                                                 ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................................      $  2,897,959
                                                                                                                 ============

--------------------------------------------------------------------------------
 * The Fund commenced operations on June 20, 2006.

Page 8                 See Notes to Financial Statements.

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    PERIOD
                                                                                                    ENDED
                                                                                                 10/31/2006*
                                                                                                 -----------
OPERATIONS:
Net investment income...................................................................        $  1,141,541
Net realized gain on investments and foreign currencies during the period...............             206,358
Net change in unrealized appreciation/(depreciation) of investments, futures contracts
   and foreign currencies during the period.............................................           1,676,588
Distributions to Auction Preferred Shareholders:
   Dividends paid from net investment income............................................            (126,528)
                                                                                                ------------
Net increase in net assets resulting from operations....................................           2,897,959

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
   Dividends paid from net investment income............................................          (1,111,964)
                                                                                                ------------
Total distributions to Common Shareholders..............................................          (1,111,964)

CAPITAL TRANSACTIONS:
Net proceeds from sale of 2,965,236 Common Shares.......................................          56,636,008
Net proceeds from 5,476 shares reinvested...............................................             105,296
Offering costs..........................................................................            (542,610)
                                                                                                ------------
Total capital transactions..............................................................          56,198,694
                                                                                                ------------
Net increase in net assets..............................................................          57,984,689

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS):
Beginning of period.....................................................................                  --
                                                                                                ------------
End of period...........................................................................        $ 57,984,689
                                                                                                ============
Accumulated net investment loss at end of period........................................        $     (2,597)
                                                                                                ============

--------------------------------------------------
* The Fund commenced operations on June 20, 2006.

                       See Notes to Financial Statements.                 Page 9

FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                 PERIOD
                                                                                                 ENDED
                                                                                              10/31/2006*
                                                                                             ------------
Net asset value, beginning of period...................................................      $      19.10(a)
                                                                                             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................................................................              0.38
Net realized and unrealized gain on investments........................................              0.64
Distributions paid to Auction Preferred Shares Shareholders:
   Dividends paid from net investment income...........................................             (0.04)
                                                                                             ------------
Total from investment operations.......................................................              0.98
                                                                                             ------------
DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS:
   Dividends paid from net investment income...........................................             (0.38)
                                                                                             ------------
Total distributions to Common Shareholders.............................................             (0.38)
                                                                                             ------------
Dilutive impact from the offering of Auction Preferred Shares++........................             (0.14)
                                                                                             ------------
Common share offering costs charged to paid-in capital.................................             (0.04)
                                                                                             ------------
Net asset value, end of period.........................................................      $      19.52
                                                                                             ============
Market value, end of period............................................................      $      19.21
                                                                                             ============
TOTAL RETURN BASED ON NET ASSET VALUE (B)+.............................................              4.25%
                                                                                             ============
TOTAL RETURN BASED ON MARKET VALUE (C)+................................................             (2.08)%
                                                                                             ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:
Ratio of net expenses to average net assets excluding interest expense.................              1.63%**
Ratio of net expenses to average net assets............................................              1.64%**
Ratio of total expenses to average net assets..........................................              2.04%**
Ratio of net investment income to average net assets...................................              5.79%**
Ratio of net investment income to average net assets net of Auction Preferred Shares
   dividends (d).......................................................................              5.15%**

SUPPLEMENTAL DATA:
Portfolio turnover rate................................................................               119%
Net assets, end of period (in 000's)...................................................      $     57,985
Ratio of net expenses to total average Managed Assets excluding interest expense.......              1.42%**
Ratio of net expenses to total average Managed Assets..................................              1.43%**
Ratio of total expenses to total average Managed Assets................................              1.78%**

PREFERRED SHARES:
Total Auction Preferred Shares outstanding.............................................               880
Liquidation and market value per Auction Preferred Share (e)...........................      $     25,003
Asset coverage per share (f)...........................................................      $     90,892

--------------------------------------------------
*    The Fund commenced operations on June 20, 2006.
**   Annualized.
(a)  Net of sales load of $0.90 per share on initial shares issued.
(b) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(c) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price per share, all based on Common Share market price per share.
(d) The net investment income ratio reflects income net of operating expenses and payments and changes in unpaid dividends to Auction Preferred Shares Shareholders.
(e)  Includes accumulated and unpaid dividends.
(f) Calculated by subtracting the Fund's total liabilities (not including the Auction Preferred Shares) from the Fund's total assets, and dividing by the number of Auction Preferred Shares outstanding.
+    Total return is not annualized for periods less than one year.
++ The expenses associated with the offering of the Auction Preferred Shares had a $(0.14) impact on the Common Share NAV.


Page 10                See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                                OCTOBER 31, 2006


                               1. FUND DESCRIPTION

First Trust Tax-Advantaged Preferred Income Fund (the "Fund") is a diversified closed-end management investment company organized as a Massachusetts business trust on March 9, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FPI on the American Stock Exchange ("AMEX").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital preservation as a secondary objective. The Fund intends to achieve its investment objectives primarily by investing in preferred securities that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatments as "tax-advantaged" when received by shareholders of the Fund. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The Fund determines the net asset value ("NAV") of its shares daily, as of the close of regular session trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Total Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. government securities are valued at the mean between the last reported bid and asked prices. The Fund will value mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by dealers or by an independent pricing service, approved by the Board of Trustees, which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. Debt securities having a remaining maturity of less than sixty days when purchased and debt securities originally purchased with maturities of sixty days or more but which currently have maturities of less than sixty days are valued at cost adjusted for amortization of premiums and accretion of discounts. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular security, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would materially affect NAV, First Trust Advisors L.P. (Trust") may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act.

B. FUTURES CONTRACTS:

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margin) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                                OCTOBER 31, 2006

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S.dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation/(depreciation) of foreign currencies" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain/(loss) on foreign currencies" on the Statement of Operations.

E. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are defined as securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. As of October 31, 2006, the Fund held a restricted security as shown in the following table. The Fund does not have the right to demand that such securities be registered. This security is valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and is not expressed as a discount to the carrying value of a comparable unrestricted security.

                                                                        ACQUISITION    CARRYING VALUE
SECURITY                                                                   DATE           PER UNIT           COST
--------                                                                   ----           --------           ----
Santander Finance Preferred SA Unipersonal, 6.80%                        10/31/06         $  25.00        $  2,500,000

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares quarterly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal period ended October 31, 2006, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment loss by $94,354 and a decrease in accumulated net realized gain on investments by $94,354. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal period ended October 31, 2006 is as follows:

Distributions paid from:                                             2006
                                                                     ----
Ordinary Income ...............................                   $  1,238,492
Long-Term Capital Gains........................                   $         --

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income..................                   $     80,112
Undistributed Long-Term Capital Gains..........                   $         --
Net Unrealized Appreciation....................                   $  1,675,980

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                                OCTOBER 31, 2006

G. INCOME TAXES:

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

H. EXPENSES:

The Fund pays all expenses directly related to its operations.

I. ORGANIZATION AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's Common Shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Stonebridge have paid all organization expenses and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs, $118,610, was recorded as a reduction of the proceeds from the sale of Common Shares.

J. NEW ACCOUNTING PRONOUNCEMENTS:

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued by the FASB and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received, minus accrued liabilities other than the principal amount of borrowings).

Stonebridge, an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

First Trust has agreed to waive fees in an amount equal to 0.35% of the average daily Managed Assets of the Fund for the first two years of the Fund's operations through June 27, 2008. The Sub-Advisor has agreed to bear a portion of this waiver obligation by reducing the amount of its full sub-advisory fee by 0.20%. Waivers are reported as "Fees waived by the investment advisor" on the Statement of Operations.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

The Fund pays each Trustee who is not an officer or employee of First Trust or any of its affiliates an annual retainer of $10,000, which includes compensation for all board meetings and committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                                OCTOBER 31, 2006


                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. government and short-term investments, for the fiscal period ended October 31, 2006, aggregated amounts were $133,538,946 and $57,834,388, respectively.

As of October 31, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,874,619 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $165,929.

                                5. COMMON SHARES

As of October 31, 2006, 2,970,712 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares has been authorized under the Fund's Dividend Reinvestment Plan.

COMMON SHARE TRANSACTIONS WERE AS FOLLOWS:

                                                              PERIOD ENDED
                                                            OCTOBER 31, 2006

                                                          SHARES       AMOUNT
                                                       ----------   ------------
Proceeds from Common Shares sold..................      2,965,236   $56,636,008
Common Shares issued as reinvestment of dividends
  under the Dividend Reinvestment Plan............          5,476       105,296

Offering costs....................................          --         (542,610)
                                                       ----------   -----------
                                                        2,970,712   $56,198,694
                                                       ==========   ===========
                           6. AUCTION PREFERRED SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of October 31, 2006, the Fund has 880 Series M Auction Preferred Shares ("Preferred Shares") outstanding at a liquidation value of $25,000 per share. The Preferred Shares offering costs of $204,000 and commissions of $220,000 were charged to capital of Common Shares for the period ended October 31, 2006.

The Fund is required to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to maintain eligible assets having an aggregated discounted value at least equal to the Preferred Shares basic maintenance amount as of any valuation date and the failure is not cured on or before the related asset coverage cure date, the Fund will be required in certain circumstances to redeem certain Preferred Shares.

An auction of the Preferred Shares is generally held every 7 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date.

The annual dividend rate in effect as of October 31, 2006 was 4.25%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual dividend rates during the period ended October 31, 2006, were 4.45% and 4.20%, respectively, and the average dividend rate was 4.31%. These rates may vary in a manner not related directly to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to guidance of the EITF, the Fund's Preferred Shares are classified outside of permanent equity (net assets attributable to Common Shares) in the accompanying financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                                OCTOBER 31, 2006

                               7. CREDIT AGREEMENT

The Fund has a credit agreement with the Custodial Trust Company of Bear Stearns, under which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $20,000,000 or the maximum amount the Fund is permitted to borrow under the 1940 Act. For the period ended October 31, 2006, the average amount outstanding was $29,851 with a weighted average interest rate of 6.33%. This credit agreement has no maturity date and can be paid or called at any time. As of October 31, 2006, the Fund had no outstanding borrowings under this credit agreement.

                            8. CONCENTRATION OF RISK

An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

LOSS OF "QUALIFIED DIVIDEND INCOME" STATUS:

Without further legislation, the tax advantage associated with "qualified dividend income" is set to expire for tax years beginning January 1, 2011. The loss of such tax advantage would reduce the after-tax yield of any income from the Fund's investments that would otherwise constitute "qualified dividend income," thereby reducing the overall level of tax-advantaged current income available to individual and other non-corporate holders of Common Shares.

NON-INVESTMENT GRADE SECURITIES RISK:

The Fund may invest up to 50% of its Managed Assets in non-investment grade securities. Below-investment grade securities are rated below "Baa" by Moody's Investors Service, Inc., below "BBB" by Standard & Poor's Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined to be of comparable credit quality by the Sub-Advisor. Below-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be volatile, and these securities are less liquid than investment grade debt securities.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Tax-Advantaged Preferred Income Fund (the "Fund"), including the portfolio of investments, as of October 31, 2006, the related statements of operations, changes in net assets and the financial highlights for the period June 20, 2006 (inception) through October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2006, the results of its operations, the changes in its net assets, and the financial highlights for the period June 20, 2006 (inception) through October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

[GRAPHIC OMITTED]

DELOITTE & TOUCHE LLP SIG

Chicago, Illinois
December 18, 2006

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                          OCTOBER 31, 2006 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

       (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

       (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the AMEX or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                          OCTOBER 31, 2006 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                                 TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2006, 56.37% qualify for the corporate dividend received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 100% of the ordinary income distributions (including short-term capital gain), for the year ended October 31, 2006.

                                BY-LAW AMENDMENTS

On June 12, 2006 and again on December 10, 2006, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund that may have the effect of developing or preventing a change of control of the Fund including the implementation of a staggered Board of Trustees. These changes were not required to be, and were not, approved by the Fund's Shareholders. To receive a copy of the amended By-Laws, investors may call the Fund at (800) 988-5891.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

      BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND
                            SUB-ADVISORY AGREEMENTS

The Board of Trustees approved the Investment Management Agreement (the "Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") among the Fund, the Advisor and Stonebridge Advisors, LLC (the "Sub-Advisor"), at a meeting held on April 17, 2006. The Board received and reviewed data from the Advisor and Sub-Advisor, which was provided in response to a request from counsel to the Independent Trustees made in advance of the meeting. The Independent Trustees discussed these responses in a conference call prior to the meeting. At the meeting, the Trustees discussed the materials with representatives of the Advisor, the Sub-Advisor, Fund counsel and independent counsel. The Independent Trustees met with independent counsel to review their duties and responsibilities in connection with their consideration of the Agreement and the Sub-Advisory Agreement. The Board concluded that the terms of the Agreement and the Sub-Advisory Agreement are fair and reasonable and that the Agreement and Sub-Advisory Agreement are in the best interests of the Fund. No single factor was determinative in the Board's analysis.

The Trustees considered the nature, extent and quality of services to be provided under the Agreement, noting that the Advisor's employees provided management services to other closed-end funds in the First Trust complex with diligence and care. They noted the compliance program that had been developed by the Advisor and the skills of its employees who would be working with the Fund. The Trustees concluded they were comfortable that the Advisor had the capabilities and resources to oversee the operations of the Fund, including overseeing the Sub-Advisor, which they viewed as particularly important since the Sub-Advisor was recently formed and was in the process of hiring a new Chief Compliance Officer.

The Trustees reviewed information compiled by Lipper Inc., an independent source, on management and advisory fees charged to ten other income and preferred stock closed-end funds using preferred stock leverage, and information provided by Lipper Inc. on a second larger peer group selected by the Advisor, and they discussed with representatives of the Advisor certain differences between the funds in each peer group and the Fund. The Trustees noted that the management fee to be paid to the Advisor was above the median, but was only 10 basis points higher than the management fee of the fund included in both the Lipper peer group and the Advisor-selected peer group that management stated was most similar to the Fund. Since the Fund is newly organized, the Board did not consider investment performance of the Fund. The Trustees concluded that the fees to be paid under the Agreement were reasonable.

The Trustees considered the nature, extent and quality of services to be provided by the Sub-Advisor, and noted the background and experience of the portfolio management team. At the meeting, the Trustees received a presentation from the Sub-Advisor's President and Chief Investment Officer and the Senior Vice President and Portfolio Manager of the Sub-Advisor, who described the Sub-Advisor's experience and investment style. With respect to the Sub-Advisor's experience, the Trustees noted in particular that the Portfolio Manager had previously managed certain portfolio managers of other funds in the Lipper and Advisor-selected peer groups, as well as successfully

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                          OCTOBER 31, 2006 (UNAUDITED)

managed preferred securities. The Independent Trustees noted that the Sub-Advisor was an affiliate of the Advisor and had some common officers, but they noted that that the Sub-Advisor's President indicated he would be hiring a new Chief Compliance Officer. The Independent Trustees concurred that it was preferable for the Advisor and Sub-Advisor to have different Chief Compliance Officers. The Trustees also considered that the Sub-Advisor would not use any portion of Fund commissions to pay for research. The Trustees concluded that the Sub-Advisor had the capability to provide the necessary investment advisory services to the Fund.

The Trustees considered the fees to be paid under the Sub-Advisory Agreement and noted that the fees would be paid by the Advisor from its advisory fee. The Sub-Advisor provided information on fees charged to clients for which it provides discretionary investment management services of preferred securities portfolios, and the Trustees noted that those fees generally were lower than the fees to be paid under the Sub-Advisory Agreement, but that the Sub-Advisor had indicated that it does not provide investment advisory services to institutional clients that have similar investment objectives and policies to the Fund's. The Trustees also noted that the fees to be paid under the Sub-Advisory Agreement were above the median of the few other sub-advised funds in the Lipper and Advisor-selected peer groups, but were not significantly higher. The Trustees concluded that the fees to be paid under the Sub-Advisory Agreement were reasonable in light of the Sub-Advisor's experience, but the Independent Trustees recommended, and the Board approved, that the Sub-Advisory Agreement be for an initial one-year term.

The Trustees considered the Advisor's representation that the Fund's overall fee structure is not structured to pass the benefits of economies of scale on to shareholders as assets grow, but noted that assets are not expected to grow significantly after the initial issuance of shares since additional shares are expected to be issued only through the Fund's dividend reinvestment plan. The Trustees noted that the Advisor intended to continue to make investments in infrastructure and personnel. The Board considered the estimated level of profit to the Advisor under the Agreement and noted that a portion of the fee payable by the Fund to the Advisor would then be paid to the Sub-Advisor. They took this and other costs to be borne by the Advisor in connection with its services to be performed under the Agreement into consideration in analyzing the estimated profitability. The Trustees noted that the Advisor was unable to estimate the profitability of the Agreement to the Advisor, but they concluded that the anticipated profitability was not unreasonable. The Board did not consider an estimated level of profit to the Sub-Advisor under the Sub-Advisory Agreement, although the Trustees did review the pro forma income statement prepared by the Sub-Advisor. The Board considered that the Advisor and Sub-Advisor had identified as a fall out benefit their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with them.

After discussion, the Board of Trustees, including the Independent Trustees, concluded that the Advisor and Sub-Advisor had the capabilities, resources and personnel necessary to manage the Fund. Based upon such information as they considered necessary to the exercise of their reasonable business judgment, the Trustees concluded unanimously that it was in the best interests of the Fund to approve the Agreement and the Sub-Advisory Agreement.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                                OCTOBER 31, 2006

Information pertaining to the Trustees and officers* of the Fund is set forth below.

                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
     POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o One year term        Physician;                    34 portfolios              None
D.O.B. 04/51                     o 7 months served      President, Wheaton
c/o First Trust Advisors L.P.                           Orthopedics;
1001 Warrenville Road                                   Co-owner and
Suite 300                                               Co-Director, Sports
Lisle, IL 60532                                         Med Center for
                                                        Fitness; Limited
                                                        Partner, Gundersen
                                                        Real Estate
                                                        Partnership

Thomas R. Kadlec, Trustee        o One year term        Vice President and            34 portfolios              None
D.O.B. 11/57                     o 7 months served      Chief Financial
c/o First Trust Advisors L.P.                           Officer (1990 to
1001 Warrenville Road                                   present), ADM
Suite 300                                               Investor Services,
Lisle, IL 60532                                         Inc. (Futures
                                                        Commission
                                                        Merchant);
                                                        Registered
                                                        Representative (2000
                                                        to present),
                                                        Segerdahl & Company,
                                                        Inc., an NASD member
                                                        (Broker-Dealer);
                                                        President, ADM
                                                        Derivatives, Inc.
                                                        (May 2005 to present)

Robert F. Keith, Trustee         o One year term        President, Hibs               22 portfolios              None
D.O.B. 11/56                     o 5 months served      Enterprises
c/o First Trust Advisors L.P.                           (Financial and
1001 Warrenville Road                                   Management
Suite 300                                               Consulting) (2003 to
Lisle, IL 60532                                         present); Aramark
                                                        Service Master
                                                        Management (2001 to
                                                        2003); President and
                                                        Chief Operating
                                                        Officer, Service
                                                        Master Management
                                                        Services (1998 to
                                                        2003)

Niel B. Nielson, Trustee         o One year term        President, Covenant           34 portfolios       Director of Good News
D.O.B. 03/54                     o 7 months served      College (June 2002                                Publishers-Crossway
c/o First Trust Advisors L.P.                           to resent); Pastor,                               Books; Covenant
1001 Warrenville Road                                   College Church in                                 Transport, Inc.
Suite 300                                               Wheaton (1997 to
Lisle, IL 60532                                         June 2002)

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                                OCTOBER 31, 2006



                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
     POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
James A. Bowen, Trustee,         o One year Trustee     President, First              34 portfolios       Trustee of Wheaton
President, Chairman of the         term and indefinite  Trust Advisors L.P.                                     College
Board and CEO                      officer term         and First Trust
D.O.B. 09/55                     o 7 months served      Portfolios L.P.;
1001 Warrenville Road                                   Chairman of the
Suite 300                                               Board, BondWave LLC
Lisle, IL 60532                                         (software
                                                        development
                                                        company/Broker-Dealer)
                                                        and Stonebridge
                                                        Advisors LLC

---------------------------------------------------------------------------------------------------------------------------
                                                    OFFICERS WHO ARE NOT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley, Treasurer,      o Indefinite term      Chief Financial              N/A                          N/A
Controller, Chief Financial      o 7 months served      Officer, Managing
Officer, Chief Accounting                               Director, First
Officer                                                 Trust Advisors L.P.
D.O.B. 11/57                                            and First Trust
1001 Warrenville Road                                   Portfolios L.P.;
Suite 300                                               Chief Financial
Lisle, IL 60532                                         Officer, BondWave
                                                        LLC and Stonebridge
                                                        Advisors LLC

Susan M. Brix                    o Indefinite term      Representative,              N/A                          N/A
Assistant Vice President         o 7 months served      First Trust
D.O.B. 01/60                                            Portfolios L.P.;
1001 Warrenville Road                                   Assistant Portfolio
Suite 300                                               Manager, First Trust
Lisle, IL 60532                                         Advisors L.P.

Robert F. Carey                  o Indefinite term      Senior Vice                  N/A                          N/A
Vice President                   o 7 months served      President, First
D.O.B. 07/63                                            Trust Advisors L.P.
1001 Warrenville Road                                   and First Trust
Suite 300                                               Portfolios L.P.
Lisle, IL 60532

James M. Dykas                   o Indefinite term      Vice President,              N/A                          N/A
Assistant Treasurer              o 7 months served      First Trust Advisors
D.O.B. 01/66                                            L.P. and First Trust
1001 Warrenville Road                                   Portfolios L.P.
Suite 300                                               (January 2005 to
Lisle, IL 60532                                         present); Executive
                                                        Director, Van Kampen
                                                        Asset Management and
                                                        Morgan Stanley
                                                        Investment
                                                        Management
                                                        (1999-2005)

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                                OCTOBER 31, 2006



                                                                                       NUMBER OF                OTHER
                                                                                       PORTFOLIOS           TRUSTEESHIPS/
    NAME, D.O.B., ADDRESS AND     TERM OF OFFICE AND    PRINCIPAL OCCUPATION(S)      IN FUND COMPLEX        DIRECTORSHIPS
     POSITION(S) WITH THE FUND   LENGTH OF TIME SERVED     DURING PAST 5 YEARS     OVERSEEN BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT TRUSTEES- (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
W. Scott Jardine, Secretary      o Indefinite term      General Counsel,             N/A                          N/A
and Chief Compliance             o 7 months served      First Trust Advisors
Officer                                                 L.P. and First Trust
D.O.B. 05/60                                            Portfolios L.P.;
1001 Warrenville Road                                   Secretary, BondWave
Suite 300                                               LLC and Stonebridge
Lisle, IL 60532                                         Advisors LLC

Daniel J. Lindquist              o Indefinite term      Senior Vice                  N/A                          N/A
Vice President                   o 7 months served      President, First
D.O.B. 02/70                                            Trust Advisors L.P.
1001 Warrenville Road                                   and First Trust
Suite 300                                               Portfolios L.P.
Lisle, IL 60532                                         (April 2004 to
                                                        present); Chief
                                                        Operating Officer,
                                                        Mina Capital
                                                        Management, LLC
                                                        (January 2004-April
                                                        2004); Chief
                                                        Operating Officer,
                                                        Samaritan Asset
                                                        Management Services,
                                                        Inc. (April
                                                        2000-January 2004)

Kristi A. Maher                  o Indefinite term      Assistant General            N/A                          N/A
Assistant Secretary              o 7 months served      Counsel, First Trust
D.O.B.12/66                                             Advisors L.P. and
1001 Warrenville Road                                   First Trust
Suite 300                                               Portfolios L.P.
Lisle, IL 60532                                         (March 2004 to
                                                        present); Associate,
                                                        Chapman and Cutler
                                                        LLP (1995-2004)

Roger F. Testin                  o Indefinite term      Senior Vice                  N/A                          N/A
Vice President                   o 7 months served      President, First
D.O.B 06/66                                             Trust Advisors L.P.
1001 Warrenville Road                                   and First Trust
Suite 300                                               Portfolios L.P.
Lisle, IL 60532                                         (August 2001 to
                                                        present); Analyst,
                                                        Dolan Capital
                                                        Management
                                                        (1998-2001)




-----------------------------------------
   * The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


         (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed from Registrant's inception on June 27, 2006 through October 31, 2006, for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for such fiscal years were $35,000.

         (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed from Registrant's inception on June 27, 2006 through October 31, 2006, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

                AUDIT-RELATED FEES (INVESTMENT ADVISER) -- The aggregate fees billed from Registrant's inception on June 27, 2006 through October 31, 2006, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0.

         (c)  TAX  FEES   (REGISTRANT)   --  The  aggregate   fees  billed  from
Registrant's inception on June 27, 2006 through October 31, 2006 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant were $0.

                TAX FEES (INVESTMENT ADVISER) -- The aggregate fees billed from Registrant's inception on June 27, 2006 through October 31, 2006 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant's investment adviser were $0.

         (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed from Registrant's inception on June 27, 2006 through October 31, 2006, for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0.

                ALL OTHER FEES (INVESTMENT ADVISER) -- The aggregate fees billed from Registrant's inception on June 20, 2006 through October 31, 2006, for products and services provided by the principal accountant to the Registrant's investment adviser, other than services reported in paragraphs (a) through (c) of this Item were $0.


  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, both amended as of December 10, 2006, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

         The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the Registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to the DE MINIMIS exception, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
         (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  0%

                           (c)  0%

                           (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant from the Registrant's inception on June 27, 2006 through October 31, 2006 were $0 for the Registrant and $25,000 for the Registrant's investment adviser.

     (h) On December 10, 2006, the Registrant's audit committee of its Board of Trustees determined that the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                           FIRST TRUST ADVISORS, L.P.
                                FIRST TRUST FUNDS
                             PROXY VOTING GUIDELINES

         First Trust Advisors, L.P. (the "ADVISER") serves as investment adviser providing discretionary investment advisory services for several open or closed-end investment companies (the "FUNDS"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated:  September 15, 2003

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                                    ISS 2006 US PROXY VOTING GUIDELINES
                                                                SUMMARY

--------------------------------------------------------------------------------

                                                          [LOGO] ISS
                                              INSTITUTIONAL SHAREHOLDER SERVICES

                                                               2099 GAITHER ROAD
                                                                       SUITE 501
                                                        ROCKVILLE, MD 20850-4045
                                                                  (301) 556-0500
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Copyright (C) 2005 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:

Institutional Shareholder Services
Marketing Department
2099 Gaither Road
Rockville, MD 20850
ISS is a trademark used herein under license.

================================================================================

                    ISS 2006 PROXY VOTING GUIDELINES SUMMARY
                       EFFECTIVE FOR MEETINGS FEB 1, 2006
                              UPDATED DEC 19, 2005

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS ........................................................  6
      Adjourn Meeting .......................................................  6
      Amend Quorum Requirements .............................................  6
      Amend Minor Bylaws ....................................................  6
      Change Company Name ...................................................  6
      Change Date, Time, or Location of Annual Meeting ......................  6
      Ratifying Auditors ....................................................  6
      Transact Other Business ...............................................  6

2. BOARD OF DIRECTORS: ......................................................  7
      Voting on Director Nominees in Uncontested Elections ..................  7
      2006 Classification of Directors ......................................  9
      Age Limits ............................................................ 10
      Board Size ............................................................ 10
      Classification/Declassification of the Board .......................... 10
      Cumulative Voting ..................................................... 10
      Director and Officer Indemnification and Liability Protection ......... 11
      Establish/Amend Nominee Qualifications ................................ 11
      Filling Vacancies/Removal of Directors ................................ 11
      Independent Chair (Separate Chair/CEO) ................................ 11
      Majority of Independent Directors/Establishment of Committees ......... 12
      Majority Vote Shareholder Proposals ................................... 12
      Office of the Board ................................................... 13
      Open Access ........................................................... 13
      Stock Ownership Requirements .......................................... 13
      Term Limits ........................................................... 13

3. PROXY CONTESTS ........................................................... 14
      Voting for Director Nominees in Contested Elections ................... 14
      Reimbursing Proxy Solicitation Expenses ............................... 14
      Confidential Voting ................................................... 14

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES .......................... 15
      Advance Notice Requirements for Shareholder Proposals/Nominations ..... 15
      Amend Bylaws without Shareholder Consent .............................. 15
      Poison Pills .......................................................... 15
      Shareholder Ability to Act by Written Consent ......................... 15
      Shareholder Ability to Call Special Meetings .......................... 15
      Supermajority Vote Requirements ....................................... 15

5. MERGERS AND CORPORATE RESTRUCTURINGS ..................................... 16
      Overall Approach ...................................................... 16

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      Appraisal Rights ...................................................... 16
      Asset Purchases ....................................................... 16
      Asset Sales ........................................................... 17
      Bundled Proposals ..................................................... 17
      Conversion of Securities .............................................. 17
      Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
      Plans/Reverse Leveraged Buyouts/Wrap Plans ............................ 17
      Formation of Holding Company .......................................... 17
      Going Private Transactions (LBOs, Minority Squeezeouts, and
      Going Dark) ..........................................................  18
      Joint Ventures .......................................................  18
      Liquidations .........................................................  18
      Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger
      or Acquisition .......................................................  18
      Private Placements/Warrants/Convertible Debentures ...................  18
      Spinoffs .............................................................  19
      Value Maximization Proposals .........................................  19

6. STATE OF INCORPORATION ..................................................  20
      Control Share Acquisition Provisions .................................  20
      Control Share Cash-out Provisions ....................................  20
      Disgorgement Provisions ..............................................  20
      Fair Price Provisions ................................................  20
      Freeze-out Provisions ................................................  20
      Greenmail ............................................................  20
      Reincorporation Proposals ............................................  21
      Stakeholder Provisions ...............................................  21
      State Antitakeover Statutes ..........................................  21

7. CAPITAL STRUCTURE .......................................................  22
      Adjustments to Par Value of Common Stock .............................  22
      Common Stock Authorization ...........................................  22
      Dual-Class Stock .....................................................  22
      Issue Stock for Use with Rights Plan .................................  22
      Preemptive Rights ....................................................  22
      Preferred Stock ......................................................  22
      Recapitalization .....................................................  23
      Reverse Stock Splits .................................................  23
      Share Repurchase Programs ............................................  23
      Stock Distributions: Splits and Dividends ............................  23
      Tracking Stock .......................................................  23

8. EXECUTIVE AND DIRECTOR COMPENSATION ...................................... 24
   Equity Compensation Plans ................................................ 24
      Cost of Equity Plans .................................................. 24
      Repricing Provisions .................................................. 24
      Pay-for Performance Disconnect ........................................ 24
      Three-Year Burn Rate/Burn Rate Commitment ............................. 26
      Poor Pay Practices .................................................... 27
   Specific Treatment of Certain Award Types in Equity Plan Evaluations:..... 28
      Dividend Equivalent Rights ............................................ 28
      Liberal Share Recycling Provisions .................................... 28
      Transferable Stock Option Awards ...................................... 28
   Other Compensation Proposals and Policies ................................ 28
      401(k) Employee Benefit Plans ......................................... 28

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      Director Compensation ................................................. 28
      Director Retirement Plans ............................................. 29
      Disclosure of CEO Compensation-Tally Sheet ............................ 29
      Employee Stock Ownership Plans (ESOPs) ................................ 30
      Employee Stock Purchase Plans-- Qualified Plans ....................... 30
      Employee Stock Purchase Plans-- Non-Qualified Plans ................... 31
      Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related ... 31
      Compensation Proposals) ............................................... 31
      Option Exchange Programs/Repricing Options ............................ 31
      Stock Plans in Lieu of Cash ........................................... 32
      Transfer Programs of Stock Options .................................... 32
   Shareholder Proposals on Compensation .................................... 32
      Disclosure/Setting Levels or Types of Compensation for Executives
      and Directors ......................................................... 32
      Option Expensing ...................................................... 33
      Option Repricing ...................................................... 33
      Pension Plan Income Accounting ........................................ 33
      Performance-Based Awards .............................................. 33
      Severance Agreements for Executives/Golden Parachutes ................. 33
      Supplemental Executive Retirement Plans (SERPs) ....................... 33

9. CORPORATE RESPONSIBILITY ................................................. 34
   Consumer Issues and Public Safety ........................................ 34
      Animal Rights ......................................................... 34
      Drug Pricing .......................................................... 34
      Drug Reimportation .................................................... 34
      Genetically Modified Foods ............................................ 34
      Handguns .............................................................. 35
      HIV/AIDS .............................................................. 35
      Predatory Lending ..................................................... 35
      Tobacco ............................................................... 36
      Toxic Chemicals ....................................................... 36
   Environment and Energy ................................................... 37
      Arctic National Wildlife Refuge ....................................... 37
      CERES Principles ...................................................... 37
      Concentrated Area Feeding Operations (CAFOs) .......................... 37
      Environmental-Economic Risk Report .................................... 37
      Environmental Reports ................................................. 37
      Global Warming ........................................................ 37
      Kyoto Protocol Compliance ............................................. 38
      Land Use .............................................................. 38
      Nuclear Safety ........................................................ 38
      Operations in Protected Areas ......................................... 38
      Recycling ............................................................. 38
      Renewable Energy ...................................................... 38
      Sustainability Report ................................................. 39
   General Corporate Issues ................................................. 39
      Charitable/Political Contributions .................................... 39
      Link Executive Compensation to Social Performance ..................... 39
      Outsourcing/Offshoring ................................................ 40
   Labor Standards and Human Rights ......................................... 40
      China Principles ...................................................... 40
      Country-specific Human Rights Reports ................................. 40
      International Codes of Conduct/Vendor Standards ....................... 40
      MacBride Principles ................................................... 41

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   Military Business .......................................................  41
      Foreign Military Sales/Offsets .......................................  41
      Landmines and Cluster Bombs ..........................................  41
      Nuclear Weapons ......................................................  41
      Operations in Nations Sponsoring Terrorism (e.g., Iran) ..............  42
      Spaced-Based Weaponization ...........................................  42
   Workplace Diversity .....................................................  42
      Board Diversity  .....................................................  42
      Equal Employment Opportunity (EEO) ...................................  42
      Glass Ceiling ........................................................  42
      Sexual Orientation ...................................................  43

10. MUTUAL FUND PROXIES ....................................................  44
      Election of Directors ................................................  44
      Converting Closed-end Fund to Open-end Fund ..........................  44
      Proxy Contests .......................................................  44
      Investment Advisory Agreements .......................................  44
      Approving New Classes or Series of Shares ............................  44
      Preferred Stock Proposals ............................................  44
      1940 Act Policies ....................................................  44
      Changing a Fundamental Restriction to a Nonfundamental Restriction ...  45
      Change Fundamental Investment Objective to Nonfundamental ............  45
      Name Change Proposals ................................................  45
      Change in Fund's Subclassification ...................................  45
      Disposition of Assets/Termination/Liquidation ........................  45
      Changes to the Charter Document ......................................  45
      Changing the Domicile of a Fund ......................................  46
      Authorizing the Board to Hire and Terminate Subadvisors Without
      Shareholder Approval .................................................  46
      Distribution Agreements ..............................................  46
      Master-Feeder Structure ..............................................  46
      Mergers ..............................................................  46
Shareholder Proposals for Mutual Funds .....................................  46
      Establish Director Ownership Requirement .............................  46
      Reimburse Shareholder for Expenses Incurred ..........................  46
      Terminate the Investment Advisor .....................................  46

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1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company, and is therefore not independent,

      o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

      o     Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

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(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          6

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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

      o     Composition of the board and key board committees;

      o     Attendance at board and committee meetings;

      o     Corporate governance provisions and takeover activity;

      o     Disclosures under Section 404 of Sarbanes-Oxley Act;

      o     Long-term company performance relative to a market and peer index;

      o     Extent of the director's investment in the company;

      o     Existence of related party transactions;

      o     Whether the chairman is also serving as CEO;

      o     Whether a retired CEO sits on the board;

      o     Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

      o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

      o     Sit on more than six public company boards;

      o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

      o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

      o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

      o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

      o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

      o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

      o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

      o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

      o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      o     The full board is less than majority independent.

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WITHHOLD from the members of the Audit Committee if:

      o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

      o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

      o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

      o The company fails to submit one-time transfers of stock options to a shareholder vote;

      o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

      o The company has poor compensation practices, which include, but are not limited to:

            - Egregious employment contracts including excessive severance provisions;

            -     Excessive perks that dominate compensation;

            -     Huge bonus payouts without justifiable performance linkage;

            - Performance metrics that are changed during the performance period;

            - Egregious SERP (Supplemental Executive Retirement Plans) payouts;

            -     New CEO with overly generous new hire package;

            -     Internal pay disparity;

            - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

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2006 CLASSIFICATION OF DIRECTORS

--------------------------------------------------------------------------------
INSIDE DIRECTOR (I)

      o     Employee of the company or one of its affiliates; 1

      o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

      o     Listed as a Section 16 officer; 2

      o     Current interim CEO;

      o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

      o     Board attestation that an outside director is not independent;

      o     Former CEO of the company;

      o     Former CEO of an acquired company within the past five years;

      o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made; 3

      o Former executive of the company, an affiliate or an acquired firm within the past five years;

      o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

      o Executive, former executive, general or limited partner of a joint venture or partnership with the company;

      o     Relative 4 of a current employee of company or its affiliates;

      o Relative 4 of former executive, including CEO, of company or its affiliate within the last five years;

      o Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;

      o Employed by (or a relative is employed by) a significant customer or supplier; 5

      o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; 5

      o Any material financial tie or other related party transactional relationship to the company;

      o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

      o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; 6

      o     Founder 7 of the company but not currently an employee;

      o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments 5 from the company or its affiliates. 1

INDEPENDENT OUTSIDE DIRECTOR (IO)

      o     No material 8 connection to the company other than a board seat.

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FOOTNOTES:

1 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

2 "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
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--------------------------------------------------------------------------------
4 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

6 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

8 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
--------------------------------------------------------------------------------

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:

      o     the presence of a majority threshold voting standard;

      o a proxy access provision in the company's bylaws or governance documents; or

      o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

      o     Annually elected board;

      o     Two-thirds of the board composed of independent directors;

      o     Nominating committee composed solely of independent directors;

      o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

      o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

      o     Absence of superior voting rights for one or more classes of stock;

      o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

      o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

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      o     No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

      o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

      o     If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

            - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

            - Serves as liaison between the chairman and the independent directors,

            -     Approves information sent to the board,

            -     Approves meeting agendas for the board,

            - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

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            -     Has the authority to call meetings of the independent
                  directors,

            - If requested by major shareholders, ensures that he is available for consultation and direct communication;

      o     Two-thirds independent board;

      o     All-independent key committees;

      o     Established governance guidelines;

      o     The company does not under-perform its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

      o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

      o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

      o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

      o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

      o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

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OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

      o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

      o Effectively disclosed information with respect to this structure to its shareholders;

      o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

      o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (HTTP://WWW.SEC.GOV/RULES/PROPOSED/34-48626.HTM) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o     Management's track record;

      o     Background to the proxy contest;

      o     Qualifications of director nominees (both slates);

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates);

      o     Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      o     Shareholders have approved the adoption of the plan; or

      o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      o     No lower than a 20% trigger, flip-in or flip-over;

      o     A term of no more than three years;

      o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

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5. MERGERS AND CORPORATE RESTRUCTURINGS
   OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

      o     Purchase price;

      o     Fairness opinion;

      o     Financial and strategic benefits;

      o     How the deal was negotiated;

      o     Conflicts of interest;

      o     Other alternatives for the business;

      o     Non-completion risk.

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ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

      o     Impact on the balance sheet/working capital;

      o     Potential elimination of diseconomies;

      o     Anticipated financial and operating benefits;

      o     Anticipated use of funds;

      o     Value received for the asset;

      o     Fairness opinion;

      o     How the deal was negotiated;

      o     Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

      o     Dilution to existing shareholders' position;

      o     Terms of the offer;

      o     Financial issues;

      o     Management's efforts to pursue other alternatives;

      o     Control issues;

      o     Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

      o     The reasons for the change;

      o     Any financial or tax benefits;

      o     Regulatory benefits;

      o     Increases in capital structure;

      o     Changes to the articles of incorporation or bylaws of the company.

      Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

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      o     Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

      o     Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

      o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

      o     Cash-out value;

      o Whether the interests of continuing and cashed-out shareholders are balanced; and

      o     The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

      o     Percentage of assets/business contributed;

      o     Percentage ownership;

      o     Financial and strategic benefits;

      o     Governance structure;

      o     Conflicts of interest;

      o     Other alternatives;

      o     Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

      o     Management's efforts to pursue other alternatives;

      o     Appraisal value of assets; and

      o     The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

      o     Dilution to existing shareholders' position;

      o     Terms of the offer;

      o     Financial issues;

      o     Management's efforts to pursue other alternatives;

      o     Control issues;

      o     Conflicts of interest.

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Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

      o     Tax and regulatory advantages;

      o     Planned use of the sale proceeds;

      o     Valuation of spinoff;

      o     Fairness opinion;

      o     Benefits to the parent company;

      o     Conflicts of interest;

      o     Managerial incentives;

      o     Corporate governance changes;

      o     Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

      o     Prolonged poor performance with no turnaround in sight;

      o     Signs of entrenched board and management;

      o     Strategic plan in place for improving value;

      o     Likelihood of receiving reasonable value in a sale or dissolution;
            and

      o Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives

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payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

      o     Rationale;

      o Good performance with respect to peers and index on a five-year total shareholder return basis;

      o     Absence of non-shareholder approved poison pill;

      o     Reasonable equity compensation burn rate;

      o     No non-shareholder approved pay plans; and

      o     Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

      o It is intended for financing purposes with minimal or no dilution to current shareholders;

      o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

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Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

      o     More simplified capital structure;

      o     Enhanced liquidity;

      o     Fairness of conversion terms;

      o     Impact on voting power and dividends;

      o     Reasons for the reclassification;

      o     Conflicts of interest; and

      o     Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

      o     Adverse governance changes;

      o     Excessive increases in authorized capital stock;

      o     Unfair method of distribution;

      o     Diminution of voting rights;

      o     Adverse conversion features;

      o     Negative impact on stock option plans; and

      o     Alternatives such as spin-off.

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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

      o     The total cost of the company's equity plans is unreasonable;

      o The plan expressly permits the repricing of stock options without prior shareholder approval;

      o     There is a disconnect between CEO pay and the company's performance;

      o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

      o     The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT

Generally vote AGAINST plans in which:

      o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

      o     the main source of the pay increase (over half) is equity-based, and

      o     the CEO is a participant of the equity proposal.

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================================================================================

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

      o The compensation committee has reviewed all components of the CEO's compensation, including the following:

                  -     Base salary, bonus, long-term incentives;

                  - Accumulative realized and unrealized stock option and restricted stock gains;

                  - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

                  - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

                  - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

      o A tally sheet with all the above components should be disclosed for the following termination scenarios:

                  -     Payment if termination occurs within 12 months: $_____;

                  - Payment if "not for cause" termination occurs within 12 months: $_____;

                  - Payment if "change of control" termination occurs within 12 months: $_____.

      o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

      o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle

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            rates (e.g., 15 percent) associated with the performance targets.
            From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options 1 or performance-accelerated grants. 2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

      o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

----------
1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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2006 PROXY SEASON BURN RATE TABLE

                                                        RUSSELL 3000                           NON-RUSSELL 3000
--------------------------------------------------------------------------------------------------------------------------------
                                                                   STANDARD                               STANDARD
   GICS                  DESCRIPTION                    MEAN       DEVIATION   MEAN+STDEV      MEAN       DEVIATION   MEAN+STDEV
--------------------------------------------------------------------------------------------------------------------------------
   1010       Energy                                    1.53%        0.96%        2.50%        2.03%        2.53%        4.56%
--------------------------------------------------------------------------------------------------------------------------------
   1510       Materials                                 1.37%        0.74%        2.11%        2.15%        2.01%        4.16%
--------------------------------------------------------------------------------------------------------------------------------
   2010       Capital Goods                             1.84%        1.09%        2.93%        2.74%        2.63%        5.37%
--------------------------------------------------------------------------------------------------------------------------------
   2020       Commercial Services & Supplies            2.73%        1.60%        4.33%        3.43%        4.18%        7.61%
--------------------------------------------------------------------------------------------------------------------------------
   2030       Transportation                            1.76%        1.71%        3.47%        2.18%        2.12%        4.30%
--------------------------------------------------------------------------------------------------------------------------------
   2510       Automobiles & Components                  1.97%        1.27%        3.24%        2.23%        2.29%        4.51%
--------------------------------------------------------------------------------------------------------------------------------
   2520       Consumer Durables & Apparel               2.04%        1.22%        3.26%        2.86%        2.48%        5.35%
--------------------------------------------------------------------------------------------------------------------------------
   2530       Hotels Restaurants & Leisure              2.22%        1.09%        3.31%        2.71%        2.46%        5.17%
--------------------------------------------------------------------------------------------------------------------------------
   2540       Media                                     2.14%        1.24%        3.38%        3.26%        2.52%        5.77%
--------------------------------------------------------------------------------------------------------------------------------
   2550       Retailing                                 2.54%        1.59%        4.12%        4.01%        4.03%        8.03%
--------------------------------------------------------------------------------------------------------------------------------
3010, 3020,
   3030       Food & Staples Retailing                  1.82%        1.31%        3.13%        2.20%        2.79%        4.99%
--------------------------------------------------------------------------------------------------------------------------------
   3510       Health Care Equipment & Services          3.20%        1.71%        4.91%        4.33%        3.20%        7.53%
--------------------------------------------------------------------------------------------------------------------------------
   3520       Pharmaceuticals & Biotechnology           3.70%        1.87%        5.57%        5.41%        4.74%       10.15%
--------------------------------------------------------------------------------------------------------------------------------
   4010       Banks                                     1.46%        1.00%        2.46%        1.38%        1.42%        2.79%
--------------------------------------------------------------------------------------------------------------------------------
   4020       Diversified Financials                    3.00%        2.28%        5.28%        4.46%        4.01%        8.47%
--------------------------------------------------------------------------------------------------------------------------------
   4030       Insurance                                 1.52%        1.04%        2.56%        2.25%        2.85%        5.10%
--------------------------------------------------------------------------------------------------------------------------------
   4040       Real Estate                               1.30%        1.01%        2.31%        1.12%        1.67%        2.79%
--------------------------------------------------------------------------------------------------------------------------------
   4510       Software & Services                       5.02%        2.98%        8.00%        6.92%        6.05%       12.97%
--------------------------------------------------------------------------------------------------------------------------------
   4520       Technology Hardware & Equipment           3.64%        2.48%        6.11%        4.73%        4.02%        8.75%
--------------------------------------------------------------------------------------------------------------------------------
   4530       Semiconductors & Semiconductor Equip.     4.81%        2.86%        7.67%        5.01%        3.06%        8.07%
--------------------------------------------------------------------------------------------------------------------------------
   5010       Telecommunication Services                2.31%        1.61%        3.92%        3.70%        3.41%        7.11%
--------------------------------------------------------------------------------------------------------------------------------
   5510       Utilities                                 0.94%        0.62%        1.56%        2.11%        4.13%        6.24%
--------------------------------------------------------------------------------------------------------------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

-----------------------------------------------------------------------------------------------------
CHARACTERISTICS                  ANNUAL STOCK PRICE         PREMIUM
                                 VOLATILITY
-----------------------------------------------------------------------------------------------------
High annual volatility           53% and higher             1 full-value award for 1.5 option shares
-----------------------------------------------------------------------------------------------------
Moderate annual volatility       25% - 52%                  1 full-value award for 2.0 option shares
-----------------------------------------------------------------------------------------------------
Low annual volatility            Less than 25%              1 full-value award for 4.0 option shares
-----------------------------------------------------------------------------------------------------

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:

      o Egregious employment contracts including excessive severance provisions;

      o     Excessive perks that dominate compensation;

      o     Huge bonus payouts without justifiable performance linkage;

      o     Performance metrics that are changed during the performance period;

      o     Egregious SERP (Supplemental Executive Retirement Plans) payouts;

      o     New CEO with overly generous hiring package;

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      o     Internal pay disparity;

      o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

TRANSFERABLE STOCK OPTION AWARDS

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

      o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

      o     Vesting schedule or mandatory holding/deferral period:

            - A minimum vesting of three years for stock options or restricted stock; or

            - Deferred stock payable at the end of a three-year deferral period.

      o     Mix between cash and equity:

            - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or

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            -     If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      o No retirement/benefits and perquisites provided to non-employee directors; and

      o Detailed disclosure provided on cash and equity compensation delivered to each non- employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

-----------------------------------------------------------------------------------------------------------
       COMPONENT                     AMOUNT EARNED/GRANTED                       DESCRIPTION
-----------------------------------------------------------------------------------------------------------
Base Salary                          Current figure                       Explanation of any increase in
                                                                          base salary
-----------------------------------------------------------------------------------------------------------
Annual Incentive                     Target:                              Explanation of specific
                                     Actual earned:                       performance measures and
                                                                          actual deliverables.

                                                                          State amount tied to actual
                                                                          performance.

                                                                          State any discretionary bonus.
-----------------------------------------------------------------------------------------------------------
Stock Options                        Number granted:                      Rationale for determining the
                                     Exercise price:                      number of stock options
                                     Vesting:                             issued to CEO.
                                     Grant value:
                                                                          Accumulated dividend
                                                                          equivalents (if any).
-----------------------------------------------------------------------------------------------------------
Restricted Stock                     Number granted:                      Performance based or time
                                     Vesting:                             based.
                                     Grant value:
                                                                          Rationale for determining the
                                                                          number of restricted stock
                                                                          issued to CEO.
                                                                          Accumulated dividends on
                                                                          vested and unvested portion.
-----------------------------------------------------------------------------------------------------------
Performance Shares                   Minimum:                             Explanation of specific
                                     Target:                              performance measures and
                                     Maximum:                             actual deliverables.
                                     Actual earned:
                                     Grant value:                         Any dividends on unearned
                                                                          performance shares.
-----------------------------------------------------------------------------------------------------------

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
-----------------------------------------------------------------------------------------------------------
             COMPONENT                     AMOUNT EARNED/GRANTED                   DESCRIPTION
-----------------------------------------------------------------------------------------------------------
Deferred compensation                Executive portion:                   Provide structure and terms of
                                     Company match (if any):              program.

                                     Accumulated executive                Explanation of interest,
                                     portion:                             formulas, minimum
                                     Accumulated company match            guarantees or multipliers on
                                     (if any):                            deferred compensation.
                                                                          Any holding periods on the
                                                                          company match portion.
                                                                          Funding mechanism
-----------------------------------------------------------------------------------------------------------
Supplemental retirement              Actual projected payment             Provide structure and terms of
benefit                              obligations                          program.

                                                                          Explanation of formula,
                                                                          additional credits for years not
                                                                          worked, multipliers or interest
                                                                          on SERPs.

                                                                          Funding mechanism.
-----------------------------------------------------------------------------------------------------------
Executive perquisites                Breakdown of the market              The types of perquisites
                                     value of various perquisites         provided. Examples: company
                                                                          aircraft, company cars, etc.
-----------------------------------------------------------------------------------------------------------
Gross-ups (if any)                   Breakdown of gross-ups for
                                     any pay component
-----------------------------------------------------------------------------------------------------------
Severance associated with            Estimated payout amounts for         Single trigger or double
change-in-control                    cash, equity and benefits            trigger.
-----------------------------------------------------------------------------------------------------------
Severance (Termination               Estimated payout amounts for
scenario under "for cause" and       cash, equity and benefits
"not for cause")                     under different scenarios
-----------------------------------------------------------------------------------------------------------
Post retirement package              Estimated value of consulting
                                     agreement and continuation of
                                     benefits
-----------------------------------------------------------------------------------------------------------
ESTIMATED TOTAL PACKAGE              $
-----------------------------------------------------------------------------------------------------------

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

      o     Purchase price is at least 85 percent of fair market value;

      o     Offering period is 27 months or less; and

      o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

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Vote AGAINST qualified employee stock purchase plans where any of the following apply:

      o     Purchase price is less than 85 percent of fair market value; or

      o     Offering period is greater than 27 months; or

      o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

      o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

      o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

      o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

      o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

      o     Historic trading patterns;

      o     Rationale for the repricing;

      o     Value-for-value exchange;

      o     Treatment of surrendered options;

      o     Option vesting;

      o     Term of the option;

      o     Exercise price;

      o     Participation.

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If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

      o Executive officers and non-employee directors are excluded from participating;

      o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

      o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

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OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

      o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

      o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

      o     The triggering mechanism should be beyond the control of management;

      o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

      o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

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9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

      o The company is conducting animal testing programs that are unnecessary or not required by regulation;

      o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

      o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

      o The company has already published a set of animal welfare standards and monitors compliance;

      o The company's standards are comparable to or better than those of peer firms; and

      o There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

      o     The existing level of disclosure on pricing policies;

      o     Deviation from established industry pricing norms;

      o The company's existing initiatives to provide its products to needy consumers;

      o Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

      o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

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      o     The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

      o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

      o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

      o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

      o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

      o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

      o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

      o The company's existing healthcare policies, including benefits and healthcare access for local workers;

      o     Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

      o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

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      o     Whether the company has adequately disclosed the financial risks of its subprime business;

      o Whether the company has been subject to violations of lending laws or serious lending controversies;

      o     Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

      o Whether the company complies with all local ordinances and regulations;

      o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

      o     The risk of any health-related liabilities.

Advertising to youth:

      o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

      o Whether the company has gone as far as peers in restricting advertising;

      o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

      o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

      o     The percentage of the company's business affected;

      o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

      o     The percentage of the company's business affected;

      o     The feasibility of a spin-off;

      o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

      o     Current regulations in the markets in which the company operates;

      o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

      o     The current level of disclosure on this topic.

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Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      o New legislation is adopted allowing development and drilling in the ANWR region;

      o     The company intends to pursue operations in the ANWR; and

      o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

      o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

      o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

      o Environmentally conscious practices of peer companies, including endorsement of CERES;

      o     Costs of membership and implementation.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

      o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

      o     The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

      o The feasibility of financially quantifying environmental risk factors;

      o The company's compliance with applicable legislation and/or regulations regarding environmental performance;

      o     The costs associated with implementing improved standards;

      o The potential costs associated with remediation resulting from poor environmental performance; and

      o The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards

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and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

      o     The company does not maintain operations in Kyoto signatory markets;

      o The company already evaluates and substantially discloses such information; or,

      o Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

      o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

      o     The company is non-compliant with Nuclear Regulatory Commission
            (NRC) requirements; or

      o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

      o The company does not currently have operations or plans to develop operations in these protected regions; or,

      o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

      o     The nature of the company's business and the percentage affected;

      o     The extent that peer companies are recycling;

      o     The timetable prescribed by the proposal;

      o     The costs and methods of implementation;

      o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

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Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

      o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

      o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      o The company is in compliance with laws governing corporate political activities; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

      o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

      o     The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

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      o     The relevance of the issue to be linked to pay;

      o The degree that social performance is already included in the company's pay structure and disclosed;

      o The degree that social performance is used by peer companies in setting pay;

      o Violations or complaints filed against the company relating to the particular social performance measure;

      o Artificial limits sought by the proposal, such as freezing or capping executive pay

      o     Independence of the compensation committee;

      o     Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

      o     Risks associated with certain international markets;

      o     The utility of such a report to shareholders;

      o The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

      o There are serious controversies surrounding the company's China operations; and

      o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

      o     The nature and amount of company business in that country;

      o     The company's workplace code of conduct;

      o     Proprietary and confidential information involved;

      o Company compliance with U.S. regulations on investing in the country;

      o     Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

      o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

      o Agreements with foreign suppliers to meet certain workplace standards;

      o     Whether company and vendor facilities are monitored and how;

      o     Company participation in fair labor organizations;

      o     Type of business;

      o     Proportion of business conducted overseas;

      o     Countries of operation with known human rights abuses;

      o Whether the company has been recently involved in significant labor and human rights controversies or violations;

      o     Peer company standards and practices;

      o     Union presence in company's international factories.

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Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

      o The company does not operate in countries with significant human rights violations;

      o     The company has no recent human rights controversies or violations;
            or

      o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

      o Company compliance with or violations of the Fair Employment Act of 1989;

      o Company antidiscrimination policies that already exceed the legal requirements;

      o     The cost and feasibility of adopting all nine principles;

      o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

      o     The potential for charges of reverse discrimination;

      o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

      o     The level of the company's investment in Northern Ireland;

      o     The number of company employees in Northern Ireland;

      o     The degree that industry peers have adopted the MacBride Principles;

      o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

      o Whether the company has in the past manufactured landmine components;

      o     Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

      o     What weapons classifications the proponent views as cluster bombs;

      o Whether the company currently or in the past has manufactured cluster bombs or their components;

      o     The percentage of revenue derived from cluster bomb manufacture;

      o     Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

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OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

      o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

      o     Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

      o     The information is already publicly available; or

      o     The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

      o The board composition is reasonably inclusive in relation to companies of similar size and business; or

      o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

      o     The degree of board diversity;

      o     Comparison with peer companies;

      o     Established process for improving board diversity;

      o     Existence of independent nominating committee;

      o     Use of outside search firm;

      o     History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

      o     The company has well-documented equal opportunity programs;

      o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

      o     The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

      o The composition of senior management and the board is fairly inclusive;

      o The company has well-documented programs addressing diversity initiatives and leadership development;

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      o     The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

      o The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

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10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

      o     Past performance as a closed-end fund;

      o     Market in which the fund invests;

      o     Measures taken by the board to address the discount; and

      o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

      o     Past performance relative to its peers;

      o     Market in which fund invests;

      o     Measures taken by the board to address the issues;

      o Past shareholder activism, board activity, and votes on related proposals;

      o     Strategy of the incumbents versus the dissidents;

      o     Independence of directors;

      o     Experience and skills of director candidates;

      o     Governance profile of the company;

      o     Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

      o     Proposed and current fee schedules;

      o     Fund category/investment objective;

      o     Performance benchmarks;

      o     Share price performance as compared with peers;

      o     Resulting fees relative to peers;

      o     Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

      o     Stated specific financing purpose;

      o     Possible dilution for common shares;

      o     Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

      o     Potential competitiveness;

      o     Regulatory developments;

      o     Current and potential returns; and

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      o     Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

      o     The fund's target investments;

      o     The reasons given by the fund for the change; and

      o     The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

      o     Political/economic changes in the target market;

      o     Consolidation in the target market; and

      o     Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

      o     Potential competitiveness;

      o     Current and potential returns;

      o     Risk of concentration;

      o     Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

      o     Strategies employed to salvage the company;

      o     The fund's past performance;

      o     The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

      o     The degree of change implied by the proposal;

      o     The efficiencies that could result;

      o     The state of incorporation;

      o     Regulatory standards and implications.

Vote AGAINST any of the following changes:

      o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

      o Removal of shareholder approval requirement for amendments to the new declaration of trust;

      o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

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      o     Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

      o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

      o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

      o     Regulations of both states;

      o     Required fundamental policies of both states;

      o     The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

      o     Fees charged to comparably sized funds with similar objectives;

      o     The proposed distributor's reputation and past performance;

      o     The competitiveness of the fund in the industry;

      o     The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

      o     Resulting fee structure;

      o     Performance of both funds;

      o     Continuity of management personnel;

      o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

      o     Performance of the fund's Net Asset Value (NAV);

      o     The fund's history of shareholder relations;

      o     The performance of other funds under the advisor's management.

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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS


         Scott Fleming is the lead portfolio manager of the Registrant, overseeing compliance and analysis of the Registrant. Robert DeRochie is also a portfolio manager for the Registrant. Mr. Fleming is currently the President of Stonebridge Advisors, LLC, the Registrant's sub-adviser ("Stonebridge"). Prior to founding Stonebridge in December 2004, Mr. Fleming co-founded Spectrum Asset Management, Inc., an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds, where he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Prior to joining Stonebridge in December, 2004, where he is currently a Sr. Vice President, Mr. De Rochie was Chief Financial Officer and Vice President of Investor Relations for Startech Environmental Corporation. He previously worked for Queensway Investment Counsel, Ltd. in Canada as Vice President/Portfolio Manager where he managed fixed-income and preferred securities. Before that, Mr. De Rochie was Assistant Vice President, Portfolio Manager for National Reinsurance Corporation, where he also managed fixed-income securities, more than half of which were preferred securities.


(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER


                                                                                                     # of Accounts    Total Assets
                                                                                                      Managed for       for which
                                                                        Total # of                  which Advisory    Advisory Fee
 Name of Portfolio Manager or                                            Accounts        Total      Fee is Based on    is Based on
          Team Member                     Type of Accounts*               Managed       Assets        Performance      Performance
1.  Scott Fleming                Registered Investment Companies:            0            $ 0              0                0
                                 Other Pooled Investment Vehicles:           0            $ 0              0                0
                                 Other Accounts:                             2           $1MM              0                0
2.  Robert DeRochie              Registered Investment Companies:            0            $0               0                0
                                 Other Pooled Investment Vehicles:           0            $0               0                0
                                 Other Accounts:                             1          $50,000            0                0

Information provided as of October 31, 2006


POTENTIAL CONFLICTS OF INTERESTS

The  Registrant  has  a  different  strategy  than  other  accounts  managed  by
Stonebridge. Specifically, the Registrant will invest nearly 50% of the Registrant's portfolio in private placement preferred securities, which Stonebridge's other accounts will not invest in. There will be some securities in the Registrant that will be suitable for other separately managed accounts. When investing in securities that more than one account may be involved, we pro-rate partial fills. There may be circumstances where we buy smaller amounts of a security and won't have enough to place into all accounts. In this case, we place the purchase in whatever accounts make the most sense to own the security based on a number of factors, including cash available. Then, we continue to attempt to buy more shares until we have all accounts filled. If there are different prices from one trade to the next, then on the next trade that includes partial fills, we switch the order of which accounts get the first trade fill.

(A)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

         Compensation of the portfolio managers consists of a base salary plus discretionary bonus. The bonus on the success of Stonebridge in meeting their growth goals, the performance of the employee in handling their responsibilities and the earnings available for employee bonuses. Compensation is based on the growth of the overall assets of the firm. Additionally, Mr. Fleming is a principal of the sub-advisor and receives compensation from his equity ownership in Stonebridge.

(A)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

         Information provided as of October 31, 2006

                                            Dollar Range of Fund Shares
            Name                               Beneficially Owned

            Scott Fleming                             $ 0
            Robert DeRochie                           $ 0


(B)      Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.




ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications pursuant  to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule  30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     DECEMBER 18, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     DECEMBER 18, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)

Date     DECEMBER 18, 2006
    ----------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.